                                                                    Exhibit 21.1

                              LIST OF SUBSIDIARIES
                                       OF
                          INTERSTATE HOTELS CORPORATION


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   Beaumont ABC Corporation
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   Colony Hotels and Resorts Company
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   Colony International Management Company, L.L.C.
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   Colony de Mexico, S.A. de C.V.
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   Continental Design & Supplies Company, L.L.C.
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   Crossroads Future Company, L.L.C.
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   Crossroads Future Financing Company, L.L.C.
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   Crossroads Hospitality Company, L.L.C.
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   Crossroads Hospitality Management Company
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   Crossroads Hospitality Tenant Company, L.L.C.
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   Crossroads/Memphis Company, L.L.C.
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   Crossroads/Memphis Financing Company II, L.L.C.
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   Crossroads/Memphis Financing Company, L.L.C.
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   Crossroads/Memphis Financing Corporation
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   Crossroads/Memphis Financing II Corporation
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   Crossroads/Memphis Partnership, L.P.
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   CRS/Burlington Corporation
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   Equity Bluefield, Inc.
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   Future Financing Member Corporation
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   Garden ABC Corporation
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   Hilltop Equipment Leasing Company, L.P.
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   Houston ABC Corp.
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   IHC Holdings, Inc.
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   IHC II, LLC
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   IHC International Development (U.K.), L.L.C.
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   IHC/KP Holding Corporation
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   IHC Services Company, L.L.C.
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   IHC/Moscow Corporation
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   IHC Moscow Services, L.L.C.
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   Interstate ABC Corporation
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   Interstate/Dallas GP, L.L.C.
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   Interstate/Dallas Partnership, L.P.
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   Interstate Hotels Company
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   Interstate Hotels Corporation
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   Interstate Hotels, LLC
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   Interstate Houston Partner, L.P.
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   Interstate Investment Corporation
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   Interstate Kissimmee Partner, L.P.
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   Interstate Manchester Company, L.L.C.
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   Interstate Member, Inc.
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   Interstate Partner Corporation
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   Interstate Pittsburgh Hotel Holdings, L.L.C.
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   Interstate Property Corporation
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   Interstate Property Partnership, L.P.
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   Northridge Holdings, Inc.
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   Northridge Insurance Company
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   Oak Hill Catering Company, Inc.
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   PAH-Cambridge Holdings, LLC
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   PAH-Hilltop GP, LLC
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